Exhibit 99.1

CVR Energy Reports 2017 Fourth Quarter and Full Year Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (Feb. 22, 2018) - CVR Energy, Inc. (NYSE: CVI) today announced full year 2017 net income of $234.4 million, or $2.70 per diluted share, on net sales of $5,988.4 million, compared to net income for full year 2016 of $24.7 million, or 28 cents per diluted share, on net sales of $4,782.4 million. Full year 2017 adjusted EBITDA, a non-GAAP financial measure, was $258.4 million compared to full year 2016 adjusted EBITDA of $181.6 million.

For the fourth quarter of 2017, the company reported net income of $200.5 million, or $2.31 per diluted share, on net sales of $1,593.1 million, compared to net income of $7.1 million, or 8 cents per diluted share, on net sales of $1,353.4 million for the fourth quarter 2016. Fourth quarter 2017 adjusted EBITDA was $49.4 million compared to adjusted EBITDA of $22.8 million for the same period a year earlier.

“CVR Refining delivered solid 2017 full year and fourth quarter results led by stronger crack spreads and record operating rates,” said Dave Lamp, CVR Energy’s chief executive officer. “The Coffeyville, Kansas, refinery processed more than 131,000 barrels per day (bpd) of crude oil during the year and the Wynnewood, Oklahoma, refinery successfully completed its major scheduled plant turnaround in the fourth quarter.

“Low nitrogen fertilizer pricing continued to dampen CVR Partners’ 2017 full year and fourth quarter results,” Lamp said. “Fertilizer pricing has improved in the 2018 first quarter mostly due to continued steady demand for product and lower imports into the U.S. market.

“Looking forward, we will continue to focus on safe and reliable operations while increasing shareholder value by implementing self-help initiatives and developing capital improvements that will meaningfully improve our return on capital employed,” he concluded.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported fourth quarter 2017 operating income of $46.5 million, on net sales of $1,516.7 million, compared to operating income of $15.3 million, on net sales of $1,269.4 million in the fourth quarter of 2016.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $11.87 in the 2017 fourth quarter, compared to $7.32 during the same period in 2016. Direct operating expenses (exclusive of depreciation and amortization), including major scheduled turnaround expenses, per crude oil throughput barrel, for the 2017 fourth quarter were $7.78, compared to $4.96 in the fourth quarter of 2016.

Fourth quarter 2017 throughputs of crude oil and all other feedstocks and blendstocks totaled 203,263 bpd, compared to fourth quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks of 223,266 bpd.

Exhibit 99.1

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners and includes the Coffeyville and East Dubuque fertilizer facilities, reported a fourth quarter 2017 operating loss of $10.8 million on net sales of $78.2 million, compared to operating income of $1.0 million on net sales of $84.9 million for the fourth quarter of 2016.

For the fourth quarter of 2017, consolidated average realized gate prices for UAN and ammonia were $132 per ton and $264 per ton, respectively. Consolidated average realized gate prices for UAN and ammonia were $147 per ton and $352 per ton, respectively, for the same period in 2016.

CVR Partners’ fertilizer facilities produced a combined 199,500 tons of ammonia during the fourth quarter of 2017, of which 64,100 net tons were available for sale while the rest was upgraded to other fertilizer products, including 306,100 tons of UAN. In the 2016 fourth quarter, the fertilizer facilities produced 207,600 tons of ammonia, of which 62,600 net tons were available for sale while the remainder was upgraded to other fertilizer products, including 330,700 tons of UAN.

Cash, Debt and Dividend

Consolidated cash and cash equivalents was $481.8 million at Dec. 31, 2017. Consolidated total debt was $1,166.5 million at Dec. 31, 2017. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

CVR Energy also announced a fourth quarter 2017 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on March 12, 2018, to stockholders of record on March 5, 2018. CVR Energy’s fourth quarter cash dividend brings the cumulative cash dividends paid or declared for the 2017 full year to $2.00 per share.

Today, CVR Refining announced a 2017 fourth quarter cash distribution of 45 cents per common unit. CVR Partners announced that it will not pay a cash distribution for the 2017 fourth quarter.

Fourth Quarter 2017 Earnings Conference Call

CVR Energy previously announced that it will host its fourth quarter 2017 Earnings Conference Call for analysts and investors on Thursday, Feb. 22, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at
https://www.webcaster4.com/Webcast/Page/1003/24489. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the webcast will be archived and available for 14 days at
https://www.webcaster4.com/Webcast/Page/1003/24489. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13676234.

# # #

Exhibit 99.1

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the statements of operations and cash flow data for the year ended December 31, 2016 and the balance sheet data as of December 31, 2016).

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,593.1	$1,353.4	$5,988.4	$4,782.4
Operating costs and expenses:
Cost of materials and other	1,300.7	1,128.1	4,882.9	3,847.5
Direct operating expenses(1)	176.1	132.6	599.5	541.8
Depreciation and amortization	51.7	49.9	203.3	184.5
Cost of sales	1,528.5	1,310.6	5,685.7	4,573.8
Selling, general and administrative expenses(1)	31.5	27.5	114.2	109.1
Depreciation and amortization	3.1	2.4	10.7	8.6
Operating income	30.0	12.9	177.8	90.9
Interest expense and other financing costs	(27.9)	(27.1)	(110.1)	(83.9)
Interest income	0.4	0.2	1.1	0.7
Loss on derivatives, net	(65.0)	(14.6)	(69.8)	(19.4)
Gain (loss) on extinguishment of debt	—	0.2	—	(4.9)
Other income, net	0.9	0.3	1.0	5.7
Income (loss) before income tax benefit	(61.6)	(28.1)	—	(10.9)
Income tax benefit(2)	(234.3)	(22.1)	(216.9)	(19.8)
Net income (loss)	172.7	(6.0)	216.9	8.9
Less: Net loss attributable to noncontrolling interest	(27.8)	(13.1)	(17.5)	(15.8)
Net income attributable to CVR Energy stockholders	$200.5	$7.1	$234.4	$24.7

Basic and diluted earnings per share	$2.31	$0.08	$2.70	$0.28
Dividends declared per share	$0.50	$0.50	$2.00	$2.00

Adjusted EBITDA*	$49.4	$22.8	$258.4	$181.6
Adjusted net income*	$24.1	$4.4	$75.9	$41.5
Adjusted net income per diluted share*	$0.28	$0.05	$0.87	$0.48

Weighted-average common shares outstanding - basic and diluted	86.8	86.8	86.8	86.8

* See "Use of Non-GAAP Financial Measures" below.

(1)
Direct operating expenses and selling, general and administrative expenses for the three months and years ended December 31, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

(2)
The income tax benefit for the three months and year ended December 31, 2017 was favorably impacted as a result of the Tax Cuts and Jobs Act (“TCJA”) legislation that was signed into law in December 2017 with the reduction of the federal income tax rate from 35% to 21% beginning in 2018. The Company is required to reflect the impact of tax law changes in its consolidated financial statements in the period of enactment. As a result, our net deferred tax liabilities at December 31, 2017 were remeasured to reflect the lower tax rate that will be in effect for the years in which the deferred tax assets and liabilities will be realized. A benefit of approximately $200.5 million was recognized as a result of the remeasurement.

	As of December 31,
	2017	2016
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$481.8	$735.8
Working capital	550.5	749.6
Total assets	3,806.7	4,050.2
Total debt, including current portion	1,166.5	1,164.6
Total CVR stockholders’ equity	918.8	858.1

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$(159.9)	$48.6	$166.9	$267.5
Investing activities	(114.6)	(29.4)	(195.0)	(201.4)
Financing activities	(92.8)	(46.0)	(225.9)	(95.4)
Net cash flow	$(367.3)	$(26.8)	$(254.0)	$(29.3)

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as serve as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the quarter and year ended December 31, 2017 are included in CVR Refining’s press release dated February 22, 2018. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own approximately 34% of the common units as of December 31, 2017 and serve as the general partner. On April 1, 2016, CVR Partners completed the merger (the "East Dubuque Merger") whereby CVR Partners acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas, and the East Dubuque Facility beginning on April 1, 2016, the date of the closing of the acquisition. Detailed operating results for the Nitrogen Fertilizer segment for the quarter and year ended December 31, 2017 are included in CVR Partners’ press release dated February 22, 2018.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2017
Net sales	$1,516.7	$78.2	$(1.8)	$1,593.1
Cost of materials and other	1,281.0	21.6	(1.9)	1,300.7
Direct operating expenses(1)	91.5	41.5	0.1	133.1
Major scheduled turnaround expenses	43.0	—	—	43.0
Selling, general and administrative	21.1	6.8	3.6	31.5
Depreciation and amortization	33.6	19.1	2.1	54.8
Operating income (loss)	$46.5	$(10.8)	$(5.7)	$30.0

Capital expenditures	$33.6	$3.1	$2.0	$38.7

Year Ended December 31, 2017
Net sales	$5,664.2	$330.8	$(6.6)	$5,988.4
Cost of materials and other	4,804.7	84.9	(6.7)	4,882.9
Direct operating expenses(1)	363.4	152.9	0.2	516.5
Major scheduled turnaround expenses	80.4	2.6	—	83.0
Selling, general and administrative	78.8	25.6	9.8	114.2
Depreciation and amortization	133.1	74.0	6.9	214.0
Operating income (loss)	$203.8	$(9.2)	$(16.8)	$177.8

Capital expenditures	$99.7	$14.5	$4.4	$118.6

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2016
Net sales	$1,269.4	$84.9	$(0.9)	$1,353.4
Cost of materials and other	1,107.5	21.5	(0.9)	1,128.1
Direct operating expenses(1)	94.7	37.9	—	132.6
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	18.5	7.3	1.7	27.5
Depreciation and amortization	33.4	17.2	1.7	52.3
Operating income (loss)	$15.3	$1.0	$(3.4)	$12.9

Capital expenditures	$18.9	$5.9	$3.2	$28.0

Year Ended December 31, 2016
Net sales	$4,431.3	$356.3	$(5.2)	$4,782.4
Cost of materials and other	3,759.2	93.7	(5.4)	3,847.5
Direct operating expenses(1)	361.9	141.7	0.1	503.7
Major scheduled turnaround expenses	31.5	6.6	—	38.1
Selling, general and administrative	71.9	29.3	7.9	109.1
Depreciation and amortization	129.0	58.2	5.9	193.1
Operating income (loss)	$77.8	$26.8	$(13.7)	$90.9

Capital expenditures	$102.3	$23.2	$7.2	$132.7

(1)	Excluding turnaround expenses.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
December 31, 2017
Cash and cash equivalents	$173.8	$49.2	$258.8	$481.8
Total assets	2,269.9	1,234.3	302.5	3,806.7
Total debt, including current portion	540.6	625.9	—	1,166.5

December 31, 2016
Cash and cash equivalents	$314.1	$55.6	$366.1	$735.8
Total assets	2,331.9	1,312.2	406.1	4,050.2
Total debt, including current portion	541.5	623.1	—	1,164.6

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter and year ended December 31, 2017 are included in CVR Refining’s press release dated February 22, 2018.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,516.7	$1,269.4	$5,664.2	$4,431.3
Operating costs and expenses:
Cost of materials and other	1,281.0	1,107.5	4,804.7	3,759.2
Direct operating expenses(1)	91.5	94.7	363.4	361.9
Major scheduled turnaround expenses	43.0	—	80.4	31.5
Depreciation and amortization	32.5	32.6	129.3	126.3
Cost of sales	1,448.0	1,234.8	5,377.8	4,278.9
Selling, general and administrative expenses(1)	21.1	18.5	78.8	71.9
Depreciation and amortization	1.1	0.8	3.8	2.7
Operating income	46.5	15.3	203.8	77.8
Interest expense and other financing costs	(12.0)	(11.7)	(47.2)	(43.4)
Interest income	0.1	0.1	0.5	0.1
Loss on derivatives, net	(65.0)	(14.6)	(69.8)	(19.4)
Other income, net	1.4	0.2	1.5	0.2
Income (loss) before income tax expense	(29.0)	(10.7)	88.8	15.3
Income tax expense	—	—	—	—
Net income (loss)	$(29.0)	$(10.7)	$88.8	$15.3

Gross profit	$68.7	$34.6	$286.4	$152.4
Refining margin*	$235.7	$161.9	$859.5	$672.1
Refining margin adjusted for FIFO impact*	$205.3	$139.5	$829.9	$620.0
Adjusted Petroleum EBITDA*	$76.4	$27.7	$372.6	$222.8

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses for the three months and years ended December 31, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses. Selling, general and administrative expense for the three months and years ended December 31, 2017 and 2016 are shown exclusive of depreciation and amortization, which amounts are presented separately below selling, general and administrative expenses.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$3.97	$1.81	$3.83	$2.10
Refining margin*	13.63	8.49	11.50	9.27
FIFO impact, favorable	(1.76)	(1.17)	(0.40)	(0.72)
Refining margin adjusted for FIFO impact*	11.87	7.32	11.10	8.55
Direct operating expenses and major scheduled turnaround expenses	7.78	4.96	5.94	5.43
Direct operating expenses excluding major scheduled turnaround expenses	5.29	4.96	4.86	4.99
Direct operating expenses and major scheduled turnaround expenses per barrel sold	7.06	4.64	5.55	5.08
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.80	$4.64	$4.55	$4.67
Barrels sold (barrels per day)	207,112	221,921	218,912	211,643

* See "Use of Non-GAAP Financial Measures" below.

	Three Months Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016
		%		%		%		%
Petroleum Segment Summary Refining Throughput and Production Data (bpd):
Throughput:
Sweet	182,339	89.7	185,154	82.9	194,613	89.8	177,256	84.8
Medium	—	—	3,160	1.4	—	—	2,525	1.2
Heavy sour	5,657	2.8	19,108	8.6	10,135	4.7	18,261	8.7
Total crude oil throughput	187,996	92.5	207,422	92.9	204,748	94.5	198,042	94.7
All other feedstocks and blendstocks	15,267	7.5	15,844	7.1	12,032	5.5	11,077	5.3
Total throughput	203,263	100.0	223,266	100.0	216,780	100.0	209,119	100.0
Production:
Gasoline	104,169	50.8	114,682	51.1	110,226	50.7	108,762	51.9
Distillate	85,550	41.8	91,021	40.5	90,409	41.6	85,092	40.6
Other (excluding internally produced fuel)	15,128	7.4	18,782	8.4	16,818	7.7	15,751	7.5
Total refining production (excluding internally produced fuel)	204,847	100.0	224,485	100.0	217,453	100.0	209,605	100.0
Product price (dollars per gallon):
Gasoline	$1.69		$1.42		$1.59		$1.34
Distillate	1.89		1.52		1.66		1.36

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$55.30	$49.29	$50.85	$43.47
Crude Oil Differentials:
WTI less WTS (light/medium sour)	0.42	0.92	0.97	0.85
WTI less WCS (heavy sour)	16.61	15.04	12.69	13.95
NYMEX Crack Spreads:
Gasoline	16.63	12.96	17.46	15.42
Heating Oil	23.96	16.45	18.93	13.89
NYMEX 2-1-1 Crack Spread	20.29	14.70	18.19	14.66
PADD II Group 3 Product Basis:
Gasoline	(0.14)	(3.70)	(1.83)	(3.62)
Ultra Low Sulfur Diesel	(0.53)	(2.55)	(0.50)	(0.92)
PADD II Group 3 Product Crack Spread:
Gasoline	16.49	9.28	15.63	11.82
Ultra Low Sulfur Diesel	23.42	13.91	18.42	12.96
PADD II Group 3 2-1-1	19.96	11.60	17.03	12.39

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$1,117.3	$854.7	$3,867.8	$2,948.9
Cost of materials and other	936.2	750.6	3,285.8	2,513.9
Direct operating expenses(1)	54.6	52.0	209.5	196.4
Major scheduled turnaround expenses	—	—	—	31.5
Depreciation and amortization	17.7	18.4	71.5	69.7
Gross profit	108.8	33.7	301.0	137.4
Add:
Direct operating expenses(1)	54.6	52.0	209.5	196.4
Major scheduled turnaround expenses	—	—	—	31.5
Depreciation and amortization	17.7	18.4	71.5	69.7
Refining margin*	181.1	104.1	582.0	435.0
FIFO impact, favorable	(21.7)	(15.4)	(20.2)	(37.8)
Refining margin adjusted for FIFO impact*	$159.4	$88.7	$561.8	$397.2

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$8.87	$2.76	$6.27	$3.03
Refining margin*	14.77	8.55	12.12	9.57
FIFO impact, favorable	(1.77)	(1.26)	(0.42)	(0.83)
Refining margin adjusted for FIFO impact*	13.00	7.29	11.70	8.74
Direct operating expenses and major scheduled turnaround expenses	4.46	4.27	4.36	5.02
Direct operating expenses excluding major scheduled turnaround expenses	4.46	4.27	4.36	4.32
Direct operating expenses and major scheduled turnaround expenses per barrel sold	4.02	3.84	4.00	4.54
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.02	$3.84	$4.00	$3.92
Barrels sold (barrels per day)	147,633	146,930	143,598	137,047

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses for the three months and years ended December 31, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016
		%		%		%		%
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	127,586	87.9	113,243	78.4	121,434	86.4	104,679	78.9
Medium	—	—	—	—	—	—	1,229	0.9
Heavy sour	5,657	3.9	19,108	13.2	10,135	7.2	18,261	13.8
Total crude oil throughput	133,243	91.8	132,351	91.6	131,569	93.6	124,169	93.6
All other feedstocks and blendstocks	11,834	8.2	12,206	8.4	9,058	6.4	8,453	6.4
Total throughput	145,077	100.0	144,557	100.0	140,627	100.0	132,622	100.0
Production:
Gasoline	75,531	51.2	75,273	51.1	71,915	50.4	69,303	51.4
Distillate	61,568	41.7	60,550	41.1	59,593	41.7	55,790	41.4
Other (excluding internally produced fuel)	10,490	7.1	11,446	7.8	11,335	7.9	9,756	7.2
Total refining production (excluding internally produced fuel)	147,589	100.0	147,269	100.0	142,843	100.0	134,849	100.0

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$398.3	$413.6	$1,792.1	$1,478.0
Cost of materials and other	345.0	356.9	1,519.7	1,245.4
Direct operating expenses(1)	36.9	42.7	153.9	165.5
Major scheduled turnaround expenses	43.0	—	80.4	—
Depreciation and amortization	13.2	12.8	51.7	50.7
Gross profit (loss)	(39.8)	1.2	(13.6)	16.4
Add:
Direct operating expenses(1)	36.9	42.7	153.9	165.5
Major scheduled turnaround expenses	43.0	—	80.4	—
Depreciation and amortization	13.2	12.8	51.7	50.7
Refining margin*	53.3	56.7	272.4	232.6
FIFO impact, favorable	(8.7)	(7.0)	(9.4)	(14.2)
Refining margin adjusted for FIFO impact*	$44.6	$49.7	$263.0	$218.4

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$(7.90)	$0.16	$(0.51)	$0.61
Refining margin*	10.58	8.20	10.20	8.60
FIFO impact, favorable	(1.73)	(1.01)	(0.35)	(0.53)
Refining margin adjusted for FIFO impact*	8.85	7.19	9.85	8.07
Direct operating expenses and major scheduled turnaround expenses	15.86	6.19	8.77	6.12
Direct operating expenses excluding major scheduled turnaround expenses	7.32	6.19	5.76	6.12
Direct operating expenses and major scheduled turnaround expenses per barrel sold	14.60	6.20	8.52	6.06
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$6.74	$6.20	$5.60	$6.06
Barrels sold (barrels per day)	59,479	74,991	75,314	74,596

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses for the three months and years ended December 31, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016
		%		%		%		%
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	54,753	94.1	71,911	91.4	73,179	96.1	72,577	94.9
Medium	—	—	3,160	4.0	—	—	1,296	1.7
Heavy sour	—	—	—	—	—	—	—	—
Total crude oil throughput	54,753	94.1	75,071	95.4	73,179	96.1	73,873	96.6
All other feedstocks and blendstocks	3,433	5.9	3,638	4.6	2,974	3.9	2,624	3.4
Total throughput	58,186	100.0	78,709	100.0	76,153	100.0	76,497	100.0
Production:
Gasoline	28,638	50.0	39,409	51.0	38,311	51.3	39,459	52.8
Distillate	23,982	41.9	30,471	39.5	30,816	41.3	29,302	39.2
Other (excluding internally produced fuel)	4,638	8.1	7,336	9.5	5,483	7.4	5,995	8.0
Total refining production (excluding internally produced fuel)	57,258	100.0	77,216	100.0	74,610	100.0	74,756	100.0

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own approximately 34% of the common units as of December 31, 2017 and serve as the general partner. The financial and operational data include East Dubuque Facility, beginning on April 1, 2016, the date of the closing of the acquisition. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter and year ended December 31, 2017 are included in CVR Partners’ press release dated February 22, 2018.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$78.2	$84.9	$330.8	$356.3
Cost of materials and other	21.6	21.5	84.9	93.7
Direct operating expenses(1)	41.5	37.9	152.9	141.7
Major scheduled turnaround expenses	—	—	2.6	6.6
Depreciation and amortization	19.1	17.2	74.0	58.2
Cost of sales	82.2	76.6	314.4	300.2
Selling, general and administrative expenses	6.8	7.3	25.6	29.3
Operating income (loss)	(10.8)	1.0	(9.2)	26.8
Interest expense and other financing costs	(15.8)	(15.8)	(62.9)	(48.6)
Gain (loss) on extinguishment of debt	—	0.2	—	(4.9)
Other income (loss), net	(0.6)	0.1	(0.5)	0.1
Loss before income tax expense	(27.2)	(14.5)	(72.6)	(26.6)
Income tax expense	0.2	—	0.2	0.3
Net loss	$(27.4)	$(14.5)	$(72.8)	$(26.9)

Adjusted Nitrogen Fertilizer EBITDA*	$7.7	$18.3	$65.8	$92.7

* See Use of Non-GAAP Financial Measures below.
(1) Direct operating expenses for the three months and years ended December 31, 2017 and 2016 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Nitrogen Fertilizer Segment Key Operating Statistics:

Consolidated sales (thousand tons):
Ammonia	84.3	55.7	286.1	201.4
UAN	302.9	335.1	1,254.5	1,237.5

Consolidated product pricing at gate (dollars per ton)(1):
Ammonia	$264	$352	$280	$376
UAN	$132	$147	$152	$177

Consolidated production volume (thousand tons):
Ammonia (gross produced)(2)	199.5	207.6	814.7	693.5
Ammonia (net available for sale)(2)	64.1	62.6	267.8	183.6
UAN	306.1	330.7	1,268.4	1,192.6

Feedstock:
Petroleum coke used in production (thousand tons)	116.5	129.4	487.5	513.7
Petroleum coke used in production (dollars per ton)	$13	$18	$17	$15
Natural gas used in production (thousands of MMBtus)(3)	1,838.8	2,124.3	7,619.5	5,596.0
Natural gas used in production (dollars per MMBtu)(3) (4)	$3.24	$3.30	$3.24	$2.96
Natural gas in cost of materials and other (thousands of MMBtus)(3)	2,153.2	1,876.2	8,051.5	4,618.7
Natural gas in cost of materials and other (dollars per MMBtus)(3) (4)	$3.17	$3.15	$3.26	$2.87

Coffeyville Facility on-stream factor(5):
Gasification	100.0%	96.1%	98.5%	96.9%
Ammonia	99.5%	91.1%	97.4%	94.9%
UAN	88.8%	93.1%	91.7%	93.1%

East Dubuque Facility on-stream factors(5):
Ammonia	86.3%	99.7%	90.4%	87.7%
UAN	86.8%	99.8%	90.3%	87.3%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$315	$313	$314	$356
Ammonia — Corn belt (dollars per ton)	$340	$360	$358	$416
UAN — Corn belt (dollars per ton)	$190	$175	$192	$208
Natural gas NYMEX (dollars per MMBtu)	$2.92	$3.18	$3.02	$2.55

(1)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(2)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into other fertilizer products. Net tons available for sale represent the ammonia available for sale that was not upgraded into other fertilizer products.

(3)	The feedstock natural gas shown above does not include natural gas used for fuel. The cost of fuel natural gas is included in direct operating expense.

(4)	The cost per MMBtu excludes derivative activity, when applicable. The impact of natural gas derivative activity during the periods presented was not material.

(5)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency.

Coffeyville Facility

The Linde air separation unit experienced a shut down during the second quarter of 2017. Following the Linde outage, the Coffeyville Facility UAN unit experienced a number of operational challenges, resulting in approximately 11 days of UAN downtime during the second quarter of 2017. Excluding the impact of the Linde air separation unit outage at the Coffeyville Facility, the UAN unit on-stream factors at the Coffeyville Facility would have been 94.7% for the year ended December 31, 2017.

East Dubuque Facility

Excluding the impact of approximately 14 days of downtime associated with the 2017 full facility turnaround at the East Dubuque Nitrogen Fertilizer Facility, the on-stream factors would have been 94.2% for ammonia and 94.0% for UAN for the year ended December 31, 2017.

Excluding the impact of approximately 28 days of downtime associated with the 2016 full facility turnaround at the East Dubuque Nitrogen Fertilizer Facility, the on-stream factors would have been 97.8% for ammonia and 97.1% for UAN for the post-acquisition period ended December 31, 2016.

Use of Non-GAAP Financial Measures

To supplement our actual results in accordance with accounting principles generally accepted in the United States of America ("GAAP") for the applicable periods, we also use the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of our financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance, but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income divided by weighted-average diluted shares outstanding. Adjusted net income represents net income (loss), as adjusted, that is attributable to CVR Energy stockholders.

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except per share data)
Reconciliation of Net Income (Loss) to Adjusted Net Income:
Income (loss) before income tax benefit	$(61.6)	$(28.1)	$—	$(10.9)
Adjustments:
FIFO impact, favorable	(30.4)	(22.4)	(29.6)	(52.1)
Major scheduled turnaround expenses	43.0	—	83.0	38.1
Loss on derivatives, net	65.0	14.6	69.8	19.4
Current period settlement on derivative contracts(1)	(17.7)	1.2	(16.6)	36.4
(Gain) loss on extinguishment of debt(2)	—	(0.2)	—	4.9
Expenses associated with the East Dubuque Merger(3)	—	—	—	3.1
Insurance recovery - Business interruption(4)	—	—	(1.1)	(2.1)
Adjusted net income (loss) before income tax benefit and noncontrolling interest	(1.7)	(34.9)	105.5	36.8
Adjusted net income (loss) attributed to noncontrolling interest	7.5	15.5	(18.8)	(4.1)
Income tax benefit, as adjusted	218.8	23.8	189.7	8.8
Net tax benefit related to the TCJA(5)	(200.5)	—	(200.5)	—
Adjusted net income	$24.1	$4.4	$75.9	$41.5

Adjusted net income per diluted share	$0.28	$0.05	$0.87	$0.48

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of materials and other. Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of materials and other) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin and refining margin per crude oil throughput barrel are important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease. In order to derive the refining margin per crude oil throughput barrel adjusted for FIFO impact, we utilize the total dollar figures for refining margin adjusted for FIFO impact as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin adjusted for FIFO impact and refining margin per crude oil throughput barrel adjusted for FIFO impact are important to enable investors to better understand and evaluate the petroleum business' ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

The calculation of refining margin, refining margin adjusted for FIFO impact, refining margin per crude oil throughput barrel and refining margin adjusted for FIFO impact per crude oil throughput barrel (each a non-GAAP financial measure), including a reconciliation to the most directly comparable GAAP financial measure for the three months and years ended December 31, 2017 and 2016 is as follows:

Petroleum Segment Operating Data
	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Net sales	$1,516.7	$1,269.4	$5,664.2	$4,431.3
Cost of materials and other	1,281.0	1,107.5	4,804.7	3,759.2
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	91.5	94.7	363.4	361.9
Major schedule turnaround expenses	43.0	—	80.4	31.5
Depreciation and amortization	32.5	32.6	129.3	126.3
Gross profit	68.7	34.6	286.4	152.4
Add:
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	91.5	94.7	363.4	361.9
Major schedule turnaround expenses	43.0	—	80.4	31.5
Depreciation and amortization	32.5	32.6	129.3	126.3
Refining margin	235.7	161.9	859.5	672.1
FIFO impact, favorable	(30.4)	(22.4)	(29.6)	(52.1)
Refining margin adjusted for FIFO impact	$205.3	$139.5	$829.9	$620.0

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	187,996	207,422	204,748	198,042
Days in the period	92	92	365	366
Total crude oil throughput barrels	17,295,632	19,082,824	74,733,020	72,483,372

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$235.7	$161.9	$859.5	$672.1
Divided by: crude oil throughput barrels	17.3	19.1	74.7	72.5
Refining margin per crude oil throughput barrel	$13.63	$8.49	$11.50	$9.27

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$205.3	$139.5	$829.9	$620.0
Divided by: crude oil throughput barrels	17.3	19.1	74.7	72.5
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$11.87	$7.32	$11.10	$8.55

Coffeyville Refinery
	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	133,243	132,351	131,569	124,169
Days in the period	92	92	365	366
Total crude oil throughput barrels	12,258,356	12,176,292	48,022,685	45,445,854

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$181.1	$104.1	$582.0	$435.0
Divided by: crude oil throughput barrels	12.3	12.2	48.0	45.4
Refining margin per crude oil throughput barrel	$14.77	$8.55	$12.12	$9.57

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$159.4	$88.7	$561.8	$397.2
Divided by: crude oil throughput barrels	12.3	12.2	48.0	45.4
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$13.00	$7.29	$11.70	$8.74

Wynnewood Refinery
	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Total crude oil throughput barrels per day	54,753	75,071	73,179	73,873
Days in the period	92	92	365	366
Total crude oil throughput barrels	5,037,276	6,906,532	26,710,335	27,037,518

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin	$53.3	$56.7	$272.4	$232.6
Divided by: crude oil throughput barrels	5.0	6.9	26.7	27.0
Refining margin per crude oil throughput barrel	$10.58	$8.20	$10.20	$8.60

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions, except for $ per barrel data)
Refining margin adjusted for FIFO impact	$44.6	$49.7	$263.0	$218.4
Divided by: crude oil throughput barrels	5.0	6.9	26.7	27.0
Refining margin adjusted for FIFO impact per crude oil throughput barrel	$8.85	$7.19	$9.85	$8.07

EBITDA and Adjusted EBITDA. EBITDA represents net income attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit), and (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for, as applicable, consolidated (i) FIFO impact (favorable) unfavorable; (ii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iii) (gain) loss on derivatives, net; (iv) current period settlements on derivative contracts; (v) (gain) loss on extinguishment of debt; (vi) expenses associated with the East Dubuque Merger and (vii) business interruption insurance recovery, less the portion of these adjustments attributable to non-controlling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. We believe that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders.

A reconciliation of net income attributable to CVR Energy stockholders to EBITDA and EBITDA to Adjusted EBITDA for the three months and year ended December 31, 2017 and 2016 is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Net income attributable to CVR Energy stockholders	$200.5	$7.1	$234.4	$24.7
Add:
Interest expense and other financing costs, net of interest income	27.5	26.9	109.0	83.2
Income tax benefit	(234.3)	(22.1)	(216.9)	(19.8)
Depreciation and amortization	54.8	52.3	214.0	193.1
Adjustments attributable to noncontrolling interest	(38.5)	(37.0)	(151.2)	(127.3)
EBITDA	10.0	27.2	189.3	153.9
Add:
FIFO impact, favorable	(30.4)	(22.4)	(29.6)	(52.1)
Major scheduled turnaround expenses	43.0	—	83.0	38.1
Loss on derivatives, net	65.0	14.6	69.8	19.4
Current period settlements on derivative contracts(1)	(17.7)	1.2	(16.6)	36.4
(Gain) loss on extinguishment of debt(2)	—	(0.2)	—	4.9
Expenses associated with the East Dubuque Merger(3)	—	—	—	3.1
Insurance recovery - business interruption(4)	—	—	(1.1)	(2.1)
Adjustments attributable to noncontrolling interest	(20.5)	2.4	(36.4)	(20.0)
Adjusted EBITDA	$49.4	$22.8	$258.4	$181.6

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iii) (gain) loss on extinguishment of debt; (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) expenses associated with the East Dubuque Merger and (vii) business interruption insurance recovery.

We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ determination of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. We believe that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three months and years ended December 31, 2017 and 2016 is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Petroleum:
Petroleum net income (loss)	$(29.0)	$(10.7)	$88.8	$15.3
Add:
Interest expense and other financing costs, net of interest income	11.9	11.6	46.7	43.3
Income tax expense	—	—	—	—
Depreciation and amortization	33.6	33.4	133.1	129.0
Petroleum EBITDA	16.5	34.3	268.6	187.6
Add:
FIFO impact, favorable	(30.4)	(22.4)	(29.6)	(52.1)
Major scheduled turnaround expenses	43.0	—	80.4	31.5
Loss on derivatives, net	65.0	14.6	69.8	19.4
Current period settlements on derivative contracts(1)	(17.7)	1.2	(16.6)	36.4
Adjusted Petroleum EBITDA	$76.4	$27.7	$372.6	$222.8

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer net loss	$(27.4)	$(14.5)	$(72.8)	$(26.9)
Add:
Interest expense and other financing costs, net	15.8	15.8	62.9	48.6
Income tax expense	0.2	—	0.2	0.3
Depreciation and amortization	19.1	17.2	74.0	58.2
Nitrogen Fertilizer EBITDA	7.7	18.5	64.3	80.2
Add:
Major scheduled turnaround expenses	—	—	2.6	6.6
(Gain) loss on extinguishment of debt(2)	—	(0.2)	—	4.9
Expenses associated with the East Dubuque Merger(3)	—	—	—	3.1
Less:
Insurance recovery - business interruption	—	—	(1.1)	(2.1)
Adjusted Nitrogen Fertilizer EBITDA	$7.7	$18.3	$65.8	$92.7

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)
Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.

(3)
On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(4)	CVR Partners received business interruption insurance recoveries of $1.1 million and $2.1 million in the third quarter of 2017 and 2016, respectively.

(5)
Represents a one-time benefit related to the remeasurement of our net deferred tax liabilities associated with the TCJA. A benefit of approximately $200.5 million was recognized as a result of the remeasurement.